Emerge ETF Trust

Emerge EMPWR Sustainable Dividend Equity ETF

(the “Fund”)

Supplement dated March 2, 2023 to the Prospectus and Statement of Additional Information (“SAI”), each dated September 6, 2022, as supplemented, of the above listed Fund.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus or SAI.

Important Notice to Investors

The Fund has changed its distribution payment frequency from annually to quarterly.  Accordingly, effectively immediately, the following information replaces in its entirety the second paragraph appearing under the heading “Distributions and Taxes – Income and Capital Gain Distributions” in the Prospectus and the first sentence appearing under the heading “Distributions and Taxes – Distributions” in the SAI:

Each Fund, except for the Emerge EMPWR Sustainable Dividend Equity ETF, intends to pay income dividends annually from its net investment income. The Emerge EMPWR Sustainable Dividend Equity ETF intends to pay income dividends quarterly from its net investment income.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.